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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 14, 2002
                                                  ------------------------

                                 CIT GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                       1-1861                    5-1051227
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    (State or other              (Commission               IRS Employer
    jurisdiction of              File Number)              dentification No.)
    incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)


Registrant's telephone number, including area code    (212) 536-1390
                                                    --------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  CIT Group Inc. executed the following supplemental indentures, which amend the Indentures filed as exhibits to CIT's Form 10-K for the transition period ended September 30, 2001:

                             Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and unsubordinated debt securities.

                             Third Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                             (NV) and successor to The CIT Group, Inc.) and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt securities.

                             Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured senior subordinated debt securities.

                  Supplemental indentures were also executed with respect to CIT's other indentures for which debt is outstanding.

ITEM 7.           EXHIBITS.

                  4.1 Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and unsubordinated debt securities.


                  4.2 Third Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                             (NV) and successor to The CIT Group, Inc.) and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt securities.

                                       -2-

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                  4.3        Second Supplemental Indenture dated as of February
                             14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured senior subordinated debt securities.

                                       -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT Group Inc.
                                        ----------------------------------------
                                        (Registrant)





                                    By:  /s/ Joseph M. Leone
                                        ----------------------------------------
                                        Joseph M. Leone
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Accounting and
                                        Financial Officer)

Dated:  February 21, 2002



















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                                INDEX TO EXHIBITS

        Exhibit Number          Description

           4.1 Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and unsubordinated debt securities.

           4.2 Third Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt securities.

           4.3 Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX (NV) and successor to The CIT Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured senior subordinated debt securities.




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